SGC
SUPERIOR GROUP OF COMPANIES

INVESTOR PRESENTATION

November 2024






instacart pickup
Kale&
Avocados&
Blueberries&
Chocolate&
Family.
instacart

HEALTHCARE APPAREL | BRANDED PRODUCTS | CONTACT CENTERS

Safe Harbor Statement

This presentation may contain forward-looking statements about Superior Group of Companies within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and all rules and regulations issued there under. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," "project," "potential", "plan", "think", or "outlook", or the negative of these words or other variations on these words or comparable terminology identify such forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to the following: our business, operations, customers, suppliers and employees; general economic conditions in the areas of the United States in which the Company's customers are located; changes in the market where uniforms are worn, where promotional products are sold and where call center services are used; the impact of competition; the Company's ability to successfully integrate operations following consummation of acquisitions and the availability of manufacturing materials as well as the risks and uncertainties disclosed in the Company's periodic filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2023, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward- looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. All subsequent written or oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this presentation. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events, except as may be required under applicable law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Overview







Investment Highlights

Founded in 1920, three attractive, diversified businesses, all operating in large, profitable growth industries with products and services always in demand

Ample organic growth potential across all three businesses, given modest share of large total addressable market, supported by strong customer retention

Historically high-margin and profitable operations in all three businesses, to benefit further from increasing scale, with Contact Centers the highest-margin and fastest growing business

Solid balance sheet driven by strong operational cash flow including core working capital improvement facilitating strategic investment and return of capital to shareholders

Significant insider ownership — Uninterrupted dividend since 1977

Significant Revenue Growth Across Diversified Business Segments



Consolidated CAGR of 9%(1)
550M
500M
450M
400M
350M
300M
250M
200M
150M
100M
50M
0
2018
$27M
2023
$87M
2018
$102M
2023
$114M
2018
$217M
2023
$342M
2018
$346M
2023
$543M
CONTACT CENTERS(2)
HEALTHCARE APPAREL
BRANDED PRODUCTS
Total

(1) 2018-2023

(2) Excludes intersegment sales

Healthcare Apparel



Who wears medical apparel?

1) "Scrubs' are worn by a broad range of Healthcare providers in acute and non-acute settings. Note: 45% of all jobs in healthcare are nurses and home health job functions.

- Doctors and Dentists
- Nurse Practitioners
- Respiratory Therapists
- Dental Hygienists
- Clinical Lab Techs
- Registered Nurses
- Lab technicians
- Pharmacy Staff
- Occupational Therapists / Occupational Therapy Assistants
- Home Heath / Personal Care Aides
- Veterinary Groomers and Technicians

2) "Scrubs" are worn by a broad range of Non-Healthcare providers

- Non medical workers in Health Care settings
  - Hospital Janitors
  - Hospital Cafeteria Workers
  - Medical Office Receptionist and Staff
  - Medical and Nursing Students
- Hotel Housekeeping
- Spa and Nail Salon Employees
- School and Office Janitors

3) Patients

4) Visitors to hospitals who need protective gear for compliance

Where do customers get medical apparel?

- The distribution landscape varies by profession.
- 45% of end users self-select the product they wear across the retail marketplace. 32% purchase at Brick and Mortar Stores only, 28% Online only and 40% Omni channel.
- 45% are group buyers whose product is provided by the office or specified by the facility. The decision makers of which product to purchase range from the Doctor to the office manager in non-acute settings to the Chief Nursing Officer (CNO) or the Office of Procurement in acute settings. Purchases are made primarily through business to business sales.
- 10% are institutional providers whose product is specified and provided by the institution. Decision makers are union heads or HR/uniform committees. These purchases are made through business to business sales, primarily through the institution's industrial laundry partner.



Why do Laundries, Retailers and Consumers Choose our Portfolio of Brands?

- We offer the widest array of healthcare apparel available, both for acute and non-acute settings, as well as for all levels of caregivers, visitors and patients.
- Our apparel is available using any means the customer wishes to purchase; Online, In-store, through the healthcare laundry systems and through authorized distributors.

Fashion Seal:

Legacy brand (104 years old) that is value driven and known for quality, accessibility, and durability. Fashion Seal is designed and manufactured to withstand the rigours of industrial laundry settings and is primarily found in the acute areas of the hospital.

Wink Scrubs:

Every day premium brand and product that is uncompromising in fit, function and style. Premium value and shared values with our consumer of care, confidence and community.

Carhartt Medical:

Trusted national brand and product that is durable and versatile for the tried and true medical worker. Medical apparel that is redefining the healthcare uniform, to leverage Carhartt Iconic franchises.

Zoe & Chloe:

Good value brand and product that is affordable and adorable. Cross merchandised with any brand in store and online.

Healthcare Apparel Growth Opportunities

$4.1B	~6%	2.3%	7.0%	90%	2M
TAM in the US[1] (Larger internationally)	SGC Market Share ~$220M Estimated Retail (~$110M Wholesale)	5 Year Revenue CAGR Through 2023	2023 EBITDA Margin[2]	Annual Customer Retention[3]	Caregivers Wear Our Brands to Work Daily

Sales Channels:

RETAILERS | DIRECT2CONSUMER | E-COMMERCE RETAILERS | SPECIALTY | INTERNATIONAL | DISTRIBUTORS | LAUNDRIES

- Single-digit market share in a large and growing addressable market driven by expected growth in healthcare personnel
- Unique one-stop shopping approach
- Large, diverse and evolving distribution channels, including retail, digital sales, and recent launch of a D2C website, presenting a nascent opportunity for growth
- Experienced leadership team to take share including through omnichannel
- Industry has a history of profitability

Competitive Landscape:

FIGS | CAREISMATIC BRANDS | KINDTHREAD | MEDLINE | STANDARD

SGC SUPERIOR GROUP OF COMPANIES

(1) Estimated Retail Dollars. SGC healthcare apparel revenue is primarily recorded in wholesale dollars and has been estimated at retail value for this market
(2) See Slide 28 for the definition of EBITDA
(3) Retention calculated on the top 90% of customers by revenue

Multiple Distribution Channels for Healthcare Apparel

- amazon
- ALSCO
- ATWOODS Ranch & Home
- UA UNIFORM ADVANTAGE
- BARNES&NOBLE COLLEGE
- CINTAS READY FOR THE WORKDAY
- DaVita
- Fleet Farm
- Life Care Centers of America
- Mark's
- UniFirst Uniforms Services Solutions
- VCA Animal Hospitals
- Unitex
- the UNIFORM OUTLET
- NYC HEALTH+ HOSPITALS
- Northwestern Medicine
- SANMAR
- scrubs & beyond
- TARGET

Branded Products


instacart
Avocados&
Quinoa&
Blueberries&
Chocolate.


SLEIGHIN
WRAPPIN

Why do companies buy branded products ?

- Build brand loyalty by offering merchandise that lets fans proudly support their favorite company.
- To give gifts to customers as a reward for their loyalty.
- To create a cohesive, safe, and professional image for their brand ambassadors, through clothing those people who interact face to face with their customers.
- Celebrate employee milestones, including anniversaries, birthdays, safety awards and outstanding achievements.
- To creatively and intentionally engage consumers through point of sale, and display.



GRUBHUB
GRUBHUB
GRUBHUB

Why do they choose us?

- We are a one-stop shop. Customers' can source all of their branded needs from one place.
- Our vertical production and integration deliver consistent quality, faster turnaround, and predictable costs.
- The technology that we have developed fully integrates with customers' systems and stands out as world-class. It is significantly better than what our competition offers.
- We are highly regarded as one of the most trusted suppliers of branded merchandise and uniforms.
- Brands choose us for our ability to deliver scalable and enduring solutions that empower growth, allowing brands to focus on what really matters.
- We consistently deliver a better value proposition due to our capability to deal directly with manufacturers. We have feet on the ground everywhere we operate.
- Our social compliance has always been at the forefront of our mission.
- We are over 100 years old and know how to do this better than anyone else can.


Taco Bell

Branded Products Growth Opportunities

$24B	~2%	9.5%	9.7%	90%	5M+
TAM in the US[1]	SGC Market Share	5 Year Revenue CAGR Through 2023	2023 EBITDA Margin[2]	Annual Customer Retention[3]	Americans Wear Our Brands to Work Daily

- Highly decentralized industry with significant sales volume at smaller distributors.
- Growing sales team with some of the largest and most recognizable names in the world as clients.
- Aging competitors that will be forced to sell their businesses as retirement looms.
- Ability to cross-sell a number of different verticals to Fortune 500 companies.

#8

We are the 8th largest of more than 25,000 branded products distributors in the US.

Competitive Landscape:

4IMPRINT | PROFORMA | HALO | BDA | STAPLES | HH GLOBAL | BARCO | WORKWEAR OUTFITTERS | MI HUB | LANDS' END |

SGC SUPERIOR GROUP OF COMPANIES

(1) Source: PPAI
(2) See Slide 28 for the definition of EBITDA
(3) Retention calculated on the top 90% of customers by revenue

We Service Major Brands


BAMKO

CVS pharmacy	Advance Auto Parts	TESLA	amazon	Walmart
Applebee's	crumbl cookies	TACO BELL	Chevron	Publix
Microsoft	Coca-Cola	COSTCO WHOLESALE	WAFFLE HOUSE	Northwestern Medicine
DIAGEO	DOORDASH	DUNKIN'	CENTENE Corporation	m&m's
GRUBHUB	spirit	hulu	IHOP	NIKE
IN-N-OUT BURGER	instacart	Kroger	jetBlue	LOWE'S

Contact Centers

THEOFFICEGURUS®
CALL CENTER SOLUTIONS



Why do companies outsource their contact centers needs?



- Overcome the challenge of having to rapidly invest in and implement new technology.
- Hand over customer support to experts (us). Their core competency is not customer support, ours is.
- Onboard tech and channel solutions that they could not afford on their own.
- To save $$$.
- To Improve the customer experience.
- To quickly provide an ability to scale.
- To not be burdened with the high cost and distraction of recruiting and HR.
- To provide customer support in multiple languages.
- To overcome the tight and expensive labor market for entry-level employees.
- To have a more dependable workforce supporting their company with lower attrition and absenteeism.

Why do customers choose us?

- Our clients prefer our nearshore centers because our agents are more culturally aligned with their USA clients and have English fluency.
- Our multiple locations in this hemisphere offer choices and redundancy as well as shorter travel times.
- They can save significant money.
- We give clients a bigger fish in a small sea feeling – we can give them more attention and act as a true partner versus them getting lost in the sea of tens of thousands of agents at larger providers.
- We offer flexibility without a lot of strict contract language and rigidity that they experience with larger call center providers.
- Our clients like our culture and values, which align to their own or one they strive to achieve.
- We bring processes, people, analytics, insights and technology to the partnerships, all focused on improving their customers' journeys.
- Our financial strength, responsibility and transparency appeals to them.



Clients have a strong near-shore preference

We operating in a large, fast-growing market with many companies accelerating outsourcing


EL SALVADOR (2)
BELIZE (3)
FLORIDA (1)
JAMAICA (2)
DOMINICAN REPUBLIC (2)

Illuminate Awards

NEARSHORE COMPANY OF THE YEAR

Employers For Youth (El Salvador)

BEST PLACE TO WORK
Call Center Industry - #1

BEST PLACE TO WORK
All Industries - #3

Lawyer International Legal 100

BEST BUSINESS PROCESS OUTSOURCING PROVIDER

Latin America News

BEST GLOBAL CALL CENTER AND BUSINESS PROCESS OUTSOURCING PROVIDER

SGC SUPERIOR GROUP OF COMPANIES

Contact Center Growth Opportunities

Nearshore Call Center management for small and mid-sized accounts, including first-time outsourcers

$101B	~0.1%	26.0%	13.6%	99%
TAM in the US (Larger internationally)	SGC Market Share	5 Year Revenue CAGR Through 2023	2023 EBITDA Margin[1]	Annual Customer Retention

- Leading provider in an underserved segment
- Quality provider, recognized with third-party accolades for high quality-oriented focus with conversational service
- Rapid growth from new customers and seat expansion with existing clients, driven by sales and marketing efforts capitalizing on accelerating outsourcing trends
- Serves a diverse range of established and up-and coming brands

Competitive Landscape:

EXL | Genpact | Ibex | TaskUs | Teleperformance | Telus International | WNS

Providing Call Center Services to Multiple Customer Categories

Serving a wide market including underserved smaller clients



FULL SAIL UNIVERSITY
energy harbor
LOWE'S
MORGAN & MORGAN
VISTRA
sunnova
nrg
CHOICE Home Warranty
Elevate
7 ELEVEN
neighborly
ADVANCED DERMATOLOGY and Cosmetic Surgery
SiriusXM SATELLITE RADIO
BRILLIANT EARTH
Western Dental & Orthodontics


BAMKO





Financial Highlights

Delivered Sustained Annualized Growth of 14% in Revenue Since 2013



$500M
$400M
$300M
$200M
$100M
$0
$151.5M
$196.2M
$210.3M
$252.6M
$266.8M
$346.4M
$376.7M
$526.7M
$537.0M
$578.8M
$543.3M
$566.5M
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024E(1)
Contact Centers(2)
Healthcare Apparel
Branded Products

(1) Assumes mid-point of guidance range

(2) Excludes intersegment sales

Debt to EBITDA Ratios[1]



3.0X
4.0X
1.4X
2.0X
3.9X
2.0X
1.6X
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
09/30/24

(1) Per credit agreement

Capital Allocation Strategy

CAPITAL ALLOCATION PRIORITIES:

Dividend Payments	▸ Consistently paid a dividend since 1977
Investments to Support Organic Growth	▸ Expand low-cost production capabilities ▸ Expand technologies to enhance operational efficiencies ▸ Expand digital technologies to expand growth ▸ Grow infrastructure to support growth
Mergers & Acquisitions	▸ History of successful acquisitions

Corporate Social Responsibility

PLASTIC BOTTLES RECYCLED (MILLIONS)[1]



7.8
9.4
14.75
19.31
24
2019
2020
2021
2022
2023

COMPANY HEADCOUNT

↑2%

Global increase in headcount in 2023

6,941 2023

6,796 2022

GLOBAL WORKFORCE Gender Breakdown[2]



51%
FEMALE
3,556
49%
MALE
3,385

US WORKFORCE Gender Breakdown



60%
FEMALE
502
40%
MALE
333

BOARD OF DIRECTORS DIVERSITY

	'21	'22	'23	'24
Female	2	2	2	4
Male	5	5	4	4
Non-Minority	6	6	5	7
Minority	1	1	1	1

Community Relations

2023 TOTAL CHARITABLE CONTRIBUTIONS

20+ Charitable organizations receiving cash contributions

$104,000+ Cash contributions

CLINICAL APPAREL DONATIONS

29 Nonprofit organizations supported in the U.S.

2,161,000+ Units of apparel

(1) Customer garment requirements and specifications impact the number of recycled plastic bottles used per garment
(2) As of December 31, 2023

SGC's Corporate Social Responsibility Report can be found on the Company's website

Investment Highlights

Founded in 1920, three attractive, diversified businesses, all operating in large, profitable growth industries with products and services always in demand

Ample organic growth potential across all three businesses, given modest share of large total addressable market, supported by strong customer retention

Historically high-margin and profitable operations in all three businesses, to benefit further from increasing scale, with Contact Centers the highest-margin and fastest growing business

Solid balance sheet driven by strong operational cash flow including core working capital improvement facilitating strategic investment and return of capital to shareholders

Significant insider ownership — Uninterrupted dividend since 1977

Appendix

Non-GAAP Reconciliation

For the year ended December 31, 2023

Website Investor Index - [CLICK HERE]

$ IN THOUSANDS	BRANDED PRODUCTS	HEALTHCARE APPAREL	CONTACT CENTERS	INTERSEGMENT ELIMINATIONS	Other	TOTAL SGC
Net sales	$342,680	$113,878	$91,500	($4,756)	$ -	$543,302
Cost of goods sold	$228,053	$71,597	$42,352	($2,247)	$ -	$339,755
Gross margin	$114,627	$42,281	$49,148	($2,509)	$ -	$203,547
Selling and administrative expenses	$88,225	$38,209	$39,682	($2,509)	$19,598	$183,205
Other periodic pension cost	$ -	$ -	$ -	$ -	$855	$855
Depreciation and amortization	$6,744	$3,925	$2,942	$ -	$384	$13,995
Segment EBITDA	$33,146	$7,997	$12,408	$ -	($20,069)	$33,482

Segment EBITDA is our primary measure of segment profitability under U.S. GAAP ASC 280 "Segment Reporting". Amounts included in income (loss) before income tax expense and excluded from Segment EBITDA include: interest expense and depreciation and amortization.